Exhibit 3.1

ROSS MILLER Secretary of State 206 North Carson Street Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz

Filed in the office of /s/ Ross Miller Ross Miller Secretary of State State of Nevada	Document Number 20070214176-00
Filing Date and Time 03/28/2007 12:07 PM
Entity Number E0219292007-7

Articles of Incorporation (PURSUANT TO NRS 78)

USE BLACK INK ONLY—DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

1.	Name of Corporation:	Electra Merger Sub, Inc.

2.	Resident Agent Name and Street Address: (must be a Nevada address where process may be saved)	CSC Services of Nevada, Inc.
Name
		502 East John Street				Carson City	Nevada	89706
		(MANDATORY) Physical Street Address				City		Zip Code

		(OPTIONAL) Mailing Address				City	State	Zip Code

3.	Shares: (number of shares corporation is authorized to issue)
		Number of shares with par value	3,000	Par value per share:	$.01	Number of shares without par value:	-0-

4.	Names & Addresses of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18 years of age: attach additional page if more than 3 directors/trustee)	1.	Roland Sackers
Name
		19300 Germantown Road				Germantown	MD	20874
		Street Address				City	State	Zip Code
2.
Name

		Street Address				City	State	Zip Code
3.
Name

		Street Address				City	State	Zip Code

5.	Purpose: (optional—see instructions)	The purpose of this Corporation shall be:
To engage in any and all lawful business

6.	Name, Address and Signature of Incorporator: (attach additional page if more than 1 incorporator)	Daniel H. Follansbee, Esquire				/s/ Daniel H. Follansbee
		Name				Signature
		One Financial Center				Boston	MA	02111
		Address				City	State	Zip Code

7.	Certificate of Acceptance of Appointment of Resident Agent:	I hereby accept appointment as Resident Agent for the above named corporation. CSC Services of Nevada, Inc.
		By: [ILLEGIBLE]				3/20/07
		Authorized Signature of R. A. or On Behalf of R. A. Company				Date

This form must be accompanied by appropriate fees.	Nevada Secretary of State Form 78 Articles 2007 Revised on 01/01/07